Exhibit 5

INNOCOM TECHNOLOGY HOLDINGS LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005

(Stated in US dollars)

INNOCOM TECHNOLOGY HOLDINGS LIMITED

CONTENTS

                PAGE(S)

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM	1

CONSOLIDATED BALANCE SHEET	2-3

CONSOLIDATED STATEMENT OF OPERATIONS	4

CONSOLIDATED STATEMENT OF STOCKHOLDER’S EQUITY	5

CONSOLIDATED STATEMENT OF CASH FLOWS	6

NOTES TO CONSOLIDATED STATEMENTS	7 – 16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To: The Stockholder of

 Innocom Technology Holdings Limited

We have audited the accompanying consolidated balance sheet of Innocom Technology Holdings Limited as of December 31, 2005 and the related consolidated statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Innocom Technology Holdings Limited as of December 31, 2005 and the results of its operations, and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Samuel H. Wong & Co. LLP

Certified Public Accountants

South San Francisco

California, USA

March 13, 2006

INNOCOM TECHNOLOGY HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEET
AS AT DECEMBER 31, 2005
(Stated in US Dollars)

	Notes
ASSETS
Current assets
Cash and cash equivalents		$ 94,038
Accounts receivable	12	9,282,389
Inventories	3	299,097
Advances to suppliers		192,765
Other receivables		947.741
Taxes prepayment		15,525

Total current assets		$ 10,831,555
Plant and equipment, net	4	812,858

TOTAL ASSETS		$ 11,644,413

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities
Accounts payable		282,346
Receipt in advances		620,295
Accrued liabilities		85,741
Other payables		745,647
Taxes payable		865,503

Total current liabilities		$ 2,599,532
Non-current liabilities
Advance from a related party	5	2,817,292

TOTAL LIABILITIES		$ 5,416,824

INNOCOM TECHNOLOGY HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEET
AS AT DECEMBER 31, 2005
(Stated in US Dollars)

	Notes
STOCKHOLDER’S EQUITY
Common stock	6	$ 1
Accumulated other comprehensive income		49,089
Retained earnings		6,178,499

Total stockholder’s equity		$ 6,227,589

TOTAL LIABILITIES AND STOCKHOLDER’S
EQUITY		$11,644,413

See notes to Consolidated Financial Statements

INNOCOM TECHNOLOGY HOLDINGS LIMITED

CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
(Stated in US Dollars)

	Note

Net sales		$ 22,420,102

Cost of sales		(17,305,143)

Gross profit		$ 5,114,959

Selling and distributing costs		(541,574)
Administrative and other operating expenses		(19,368)

Income from operations		$ 4,554,017

Interest expenses, net		212

Other income, net		90,177

Income before tax		$ 4,644,406

Income tax	7	(442,322)

Net income		$ 4,202,084

See notes to Consolidated Financial Statements

INNOCOM TECHNOLOGY HOLDINGS LIMITED

CONSOLIDATED STATEMENT OF STOCKHOLDER’S EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2005
(Stated in US Dollars)

			Accumulated
			other
	Common	stock	comprehensive	Retained
	Share	Amount	income	earnings	Total

Balance at	1	$ 1	$ 3,225	$ 1,976,415	$ 1,979,641
January 1, 2005

Net income	-	-	-	4,202,084	4,202,084

Foreign currency
translation adjustment	-	-	45,864	-	45,864

Balance at
December 31, 2005	1	$ 1	$ 49,089	$ 6,178,499	$ 6,227,589

See notes to Consolidated Financial Statements

INNOCOM TECHNOLOGY HOLDINGS LIMITED

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2005
(Stated in US Dollars)

Cash flows from operating activities
Net income, net of effects of acquisitions	$ 4,202,084
Depreciation	45,103
Increase in accounts receivable	(4,902,383)
Increase in other receivables	(1,147,872)
Decrease in advances to suppliers	486,573
Increase in inventories	241,792
Increase in accounts payable	77,269
Increase in other payables	647,682
Increase in accrued expenses	(12,253)
Increase in taxes payable	461,157
Advance from a related party	(165)

Net cash provided by operating activities	$ 98,987

Cash flows from investing activities
Acquisition of a subsidiary (net of acquired
cash)	$ 71,444

Net cash flows generated from investing activities	$ 71,444

Cash flows from financing activities	-

Net cash flows generated from financing activities	-

Net increase in cash and cash equivalents	$ 170,431
Effect of foreign currency translation on cash and
cash equivalents	(76,393)
Cash and cash equivalents - beginning of year	-

Cash and cash equivalents - end of year	$ 94,038

See notes to Consolidated Financial Statements

INNOCOM TECHNOLOGY HOLDINGS LIMITED

NOTES TO CONSOLIDATED STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Stated in US Dollars)

1.

ORGANIZATION AND PRINCIPAL ACTIVITIES

Innocom Technology Holdings Limited (the Company) was incorporated in the British Virgin Islands on July 12, 2005 under the International Business Companies Act, British Virgin Islands.  Pursuant to a group reorganization (the Reorganization) which was completed on December 1, 2005, the Company became the holding company of Chinarise Capital International Limited (CCIL) by exchange of its voting common stock for all the outstanding voting common stock of CCIL.

The sole stockholder of the Company is Mr. William Hui since the incorporation of the Company and there is a reorganization of the Company through a share swap of all the issued and outstanding common stock of the Company with CCIL, a company incorporated in British Virgin Islands, with all common stock being issued and owned by Mr. William Hui, on January 28, 2003.  CCIL has then been changed into a wholly-owned subsidiary of the Company.

The Company is principally engaging in the holding of investments.

CCIL commenced business on October 1, 2004, and is principally engaging in the trading of mobile phone handsets and components business in Hong Kong.

The wholly-owned subsidiary of Company, Next Giant International Limited (NGIL), has been entering into an Acquisition Agreement with all the then shareholders of Beijing Unismobile Communication Technology Co., Ltd. (BUCTCL) for the acquisition of 100% equity interest of BUCTCL on November 21, 2005 in cash consideration.  The effect of acquisition has changed the nature of business organization of BUCTCL from being a domestic enterprise into a Wholly-Foreign Owned Enterprise.  The abovestated change requires certain filings be made with the governmental agencies in China.  However, since the entering into of the abovestated Acquisition Agreement, all shareholders of BUCTCL have unconditionally vested their controlling power and all its rights and obligations as the stockholders of BUCTCL by an Irrevocable Power of Attorney which has effectively passed the control of BUCTCL to NGIL which is effectively controlled by the Company.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)

Method of Accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The financial statements and notes are representation of management. Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements, which are complied on the accrual basis of accounting.

INNOCOM TECHNOLOGY HOLDINGS LIMITED

NOTES TO CONSOLIDATED STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Stated in US Dollars)

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(b)

Consolidation

The consolidated financial statements include the accounts of Innocom Technology Holdings Limited (“the Company”) and its subsidiaries (“the Group”). Significant intercompany transactions have been eliminated in consolidation. Investments in which the company has a 20 percent to 50percent voting interest and where the company exercises significant influence over the investee are accounted for using the equity method. a

As of December 31, 2005, the particulars of the subsidiaries are as follows:

	Place of	Date of	Attributable	Issued
Name of company	incorporation	incorporation	equity interest %	capital

Chinarise Capital	British Virgin	January 28,	100	US$1
(International) Limited	Islands	2003

Next Giant International	British Virgin	August 5,	100	US$1
Limited	Islands	2004

Beijing Unismobile	People’s	September 11,	100	RMB20,000,000
Communication Technology	Republic of	2002
Co., Ltd.	China

(c)

Use of estimates

In preparing of the financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.  These accounts and estimates include, but are not limited to, the valuation of accounts receivable, inventories, deferred income taxes and the estimation on useful lives of plant and machinery.  Actual results could differ from those estimates.

(d)

Accounts receivable

The Group extends unsecured credit to customers in the normal course of business and does not accrue interest on trade accounts receivable.

During the reporting period, the Group had no bad debt experience and did not make any allowance for doubtful debts.

INNOCOM TECHNOLOGY HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005

 (Stated in US Dollars)

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(e)

Inventories

Inventories are stated at the lower of cost or market with cost determined on a first-in, first-out basis.

During the reporting year, the Group did not make any allowance for inventories.

(f)

Foreign currency translation

The Group maintains its financial statements in the functional currency.  Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet dates.  Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchanges rates prevailing at the dates of the transaction.  Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

For financial reporting purposes, the financial statements of the Group which are prepared using the functional currency have been translated into United States dollars (US$).  Assets and liabilities are translated at the exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates and stockholders’ equity is translated at historical exchange rates.  Any translation adjustments resulting are not included in determining net income but are included in foreign exchange adjustment to other comprehensive income, a component of stockholders’ equity.

The functional currency of the CCIL is the Hong Kong Dollar (HKD); whilst the functional currency of BUCTCL is the Renminbi (RMB).  The financial statements are translated into United States dollars from HKD at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

Year end HKD: US$ exchange rate	7.7532
Average HKD: US$ exchange rate	7.7767

Year end RMB: US$ exchange rate	8.0734
Average RMB: US$ exchange rate	8.2033

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions.  No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

INNOCOM TECHNOLOGY HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005

 (Stated in US Dollars)

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(g)

Plant and equipment

Plant and equipment are carried at cost less accumulated depreciation.  Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Machinery and equipment	5 years
Building improvements	2 years
Computer hardware and software	5 years
Furniture, fixtures and office equipment	5 years
Motor vehicles	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

(h)

Impairment of assets

The Group’s policy is to periodically review and evaluate whether there has been a permanent impairment in the value of long-lived assets.  Factors considered in the evaluation include current operating results, trends and anticipated undiscounted future cash flows.  An impairment loss is recognized to the extent that the sum of undiscounted estimated future cash flows that is expected to result from the use of the asset, or other measure of fair value, is less than the carrying value.

During the reporting year, there was no impairment loss.

(i)

Financial instruments

The carrying amounts of all financial instruments approximate fair value.  The carrying amounts of cash, accounts receivable, accounts payable and accrued liabilities approximate fair value due to the short-term nature of these items.  The carrying amounts of borrowings approximate the fair value based on the Group’s expected borrowing rate for debt with similar remaining maturities and comparable risk.

(j)

Income tax

The Group uses the asset and liability method of accounting for income taxes whereby deferred taxes are determined based on the temporary differences between the financial statements and tax bases of assets and liabilities using enacted tax rates in effect in the year in which the differences are expected to reverse.  Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

INNOCOM TECHNOLOGY HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005

 (Stated in US Dollars)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(k)

Revenue recognition

Revenues are recognized upon shipment of product, at which time title of goods has been transferred to the buyer.

(l)

Advertising

The Company expensed all advertising costs as incurred.

(m)

Concentration of credit risk

Concentration of credit risk is limited to accounts receivable and is subject to the financial conditions of major customers.  The Group does not require collateral or other security to support accounts receivable.  The Group conducts periodic reviews of its clients’ financial condition and customers’ payment practices to minimize collection risk on accounts receivable.

(n)

Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners.  Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements.  The Group’s current component of other comprehensive income is the foreign currency translation adjustment.

INNOCOM TECHNOLOGY HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005

 (Stated in US Dollars)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(o)

Recent accounting pronouncements

In May 2005, the FASB issued a SFAS 154, “Accounting Changes and Error Corrections” to replace APB Opinion No. 20, “Accounting Changes” and SFAS 3, “Reporting Accounting Changes in Interim statements” requiring retrospective application to prior periods financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change.  When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, SFAS 154 requires the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings (or other appropriate components of equity or net assets in the statement of financial position) for that period rather than being reported in an income statement.  When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all prior periods, SFAS 154 requires that the new accounting principle be applied as if it were adopted prospectively from the earliest date practicable.  The effective date for this statement is for accounting changes and corrections of errors made in fiscal year beginning after December 15, 2005.

In February 2006, the FASB issued a SFAS 155, “Accounting for Certain Hybrid Financial Instruments” to amend FASB Consolidated Financial Statements No. 133, Accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This statement permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation and eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.  This statement is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006.

The Group does not anticipate that the adoption of these two standards will have a material impact on these financial statements.

INNOCOM TECHNOLOGY HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Stated in US Dollars)

3.

INVENTORIES

Balance at December 31, 2005

Raw materials for mobile phone handsets	$ 299,097

4.

PLANT AND EQUIPMENT

Plant and equipment consist of the following as of December 31, 2005:

At cost
Machinery and equipment	$ 674,110
Building improvements	198,173
Computer hardware and software	343,757
Furniture, fixtures and office equipment	175,395
Motor vehicles	62,181

$ 1,453,616

Less: Accumulated depreciation
Machinery and equipment	$ 172,201
Building improvements	172,714
Computer hardware and software	252,408
Furniture, fixtures and office equipment	39,165
Motor vehicles	4,270

$ 640,758

$ 812,858

Depreciation expense for the year ended December 31, 2005 was $45,103.

INNOCOM TECHNOLOGY HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Stated in US Dollars)

5.

ADVANCE FROM A RELATED PARTY

The advance is made from the sole stockholder, which is interest-free and unsecured.  At December 31, 2005, the sole stockholder has undertaken not to demand repayment in the next twelve months.

6.

SHARE CAPITAL

The Company was incorporated at October 1, 2005, with an authorized share capital of $50,000 divided into 50,000 shares of $1.00 each.  One share was subscribed upon its incorporation for working capital purpose.

7.

INCOME TAX

The amount represents Hong Kong profits tax of 17.5% on the assessable profits of CCIL for the year ended December 31, 2005.

BUCTCL is operating in the PRC and is eligible for tax holidays and concessions and were exempted from the PRC income tax of 33% for the year ended December 31, 2005.

The following table accounts for the differences between the actual tax provision and the amounts obtained by applying the relevant applicable corporation income tax rate to income before tax for the year ended December 31, 2005.

	Hong Kong	PRC	Total

Income before tax	$ 2,527,552	$ 2,116,627	$ 4,644,179

Tax at the domestic income tax rate	442,322	698,487	1,140,809
Effect of tax exemption granted	-	(698,487)	(698,487)

Income tax	$ 442,322	$ -	$ 442,322

INNOCOM TECHNOLOGY HOLDINGS LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31

 (Stated in US Dollars)

8.

SEGMENT INFORMATION

No reconciliation is provided as there are no inter-segment transactions and unallocated amounts relating to corporate operations and any other adjustments to determine the segment profit and assets.

The following is a summary of operations by entities with different business segments, in design and solution provision for mobile phone and the trading of mobile phone respectively, for the year ended December 31, 2005.  All of long-lived assets are located in Hong Kong.

Net revenues
- Design and solution provision for mobile phone	$ 2,457,667
- Trading of mobile phone and related components	19,962,434

$ 22,420,102

Gross profit
- Design and solution provision for mobile phone	$ 2,057,724
- Trading of mobile phone and related components	3,057,235

$ 5,114,959

9.

COMMITMENTS UNDER OPERATING LEASES

At 31st December 2005, the Group had future aggregate minimum lease payments under non-cancellable operating leases as follows:

Land and buildings
Not later than one year	$ 69,845

INNOCOM TECHNOLOGY HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005

 (Stated in US Dollars)

10.

ADDITIONAL INFORMATION

The following pro forma consolidated statement of operations is presented for illustrative purposes only and is not necessarily an indicative revenue and results of operations of the Group that actually would have been achieved had the acquisition been completed on January 1, 2005, and is not intended to be a projection of future results.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005 (Stated in US Dollars)

	Historical	Historical	Historical	Historical	Pro forma	Pro forma
	Company	NGIL	BUCTCL	CCIL	Adjustment	Consolidated
	$	$	$	$	$	$

Net sales	-	-	4,585,310	19,962,434	-	24,547,744
Cost of sales	-	-	(1,353,613)	(16,905,200)	-	(18,258,813)

Gross profit	-	-	3,231,697	3,057,234	-	6,288,931
Selling and distributing costs	-	-	(146,875)	(529,682)	-	(676,557)
Administrative and
other operating expenses	-	-	(244,941)	-	-	(244,941)

Income from operations	-	-	2,839,881	2,527,552	-	5,367,433
Interest expenses, net	-	-	(3,360)	-	-	(3,360)
Other income, net	-	-	216,539	-	-	216,539

Income before taxes	-	-	3,053,060	2,527,552	-	5,580,612
Income taxes	-	-	-	(442,322)	-	(442,322)

Net income	-	-	3,053,060	2,085,230	-	5,138,290

No pro forma adjustment was made since there is no inter-company transaction among the companies.

11.

APPROVAL OF ACCOUNTS

The accounts were approved by the board of directors on March 13, 2006.

12.

CONCENTRATION OF CREDIT RISK

Pursuant to the Company’s credit policy, credit was extended to one customer resulting to an account receivable balance approximately equal to half of the amount stated on the balance sheet.